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                                                                    EXHIBIT 99.1
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InterTrust Comments That Recent Securities Class Action Lawsuits Are Without
Merit

Santa Clara, CA, May 25, 2001 - Recently, InterTrust Technologies Corporation (NASDAQ: ITRU), certain of its current and former directors, and certain investment banks, have been named in several class action lawsuits focusing on alleged improper practices by the investment banks in connection with InterTrust's initial public and secondary offerings. The lawsuits seem to follow on recent investigations concerning certain practices of many leading investment banks. InterTrust believes that these legal actions are part of a wave of similar lawsuits filed recently against more than twenty companies that had IPOs involving these investment banks during the stock market peak in late 1999 and early 2000. It appears that the various companies, and their officers and directors, are being included in these lawsuits because their shares were allegedly used by the investment banks in connection with the investigated practices and public offerings.

Generally, the lawsuits filed against the various companies allege that certain of their investment bankers, in exchange for allocation of public offering shares to their customers, received from such customers undisclosed commissions on the purchase of securities, and required their customers to purchase additional shares of the respective companies in aftermarket trading. The complaints also allege that these companies should have disclosed in their public offering prospectuses alleged practices of such investment banks, whether or not these companies were aware that such practices were occurring.

InterTrust has reviewed copies of the complaints it has received and believes these lawsuits against InterTrust and its officers and directors are wholly without merit.

About InterTrust Technologies Corporation
InterTrust Technologies Corporation is the leading developer of peer-to-peer, distributed digital rights management (DRM) technology. Its general-purpose DRM trust platform serves as a foundation for trusted peer-to-peer and client server e-commerce. InterTrust holds numerous patents in the area of trusted systems technology and peer-to-peer rights management, and licenses its technology and patents in the form of software or hardware and tools to partners. These partners provide digital commerce services and applications that together form a global digital commerce network branded as the MetaTrust Utility(TM). InterTrust is the neutral administrator of the MetaTrust Utility network, defining and enforcing the rules which maintain the security, commercial reliability, and trusted interoperability of devices, services, and applications deployed on the platform.

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The statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, including statements regarding InterTrust's expectations, beliefs, hopes, intentions or strategies regarding the future. The class action lawsuits filed against InterTrust, whether or not meritorious, could have a material adverse effect on its business and operating results and, given the unpredictability of litigation, until litigation is completed the outcome is uncertain. All forward-looking statements included in this document are based upon information available to InterTrust as of the date hereof, and InterTrust assumes no obligation to update any such
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forward-looking statement. Actual results could differ materially from current expectations. Factors that could cause or contribute to such differences include, but are not limited to, the factors and risks discussed in InterTrust's reports filed from time to time with the Securities and Exchange Commission.
NOTE: InterTrust, DigiBox, the InterTrust logo, MetaTrust, and The MetaTrust Utility are registered trademarks of InterTrust Technologies Corporation, and TrustChip, RightsChip, InterRights Point, MetaTrust-Certified, Rights/PD and Rights/System, and Xaudio are trademarks of InterTrust Technologies Corporation, all of which may or may not be used in certain jurisdictions. All other brand or product names are trademarks or registered trademarks of their respective companies or organizations.


Contact:
John Amster Vice President, Corporate Development
InterTrust Technologies Corporation
(408-855-0100)